KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND

October 22, 2012

555 California Street
50th Floor
San Francisco, California 94104
(415) 315-3620
www.kkrfunds.kkr.com

        Investment Objective.    KKR Alternative Corporate Opportunities Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public Offering Price	$10.00	$1,000,000,000

Proceeds to the Fund(1)	$10.00	$1,000,000,000

(1)
Assumes all Shares currently registered are sold in the continuous offering. Shares will be offered during an initial public offering period at the offering price and in a continuous offering thereafter at the Fund's then current net asset value ("NAV"), as described herein. The Fund has incurred offering costs of approximately $121,106. The Fund's offering costs are being capitalized and amortized over the 12-month period beginning on January 2, 2013. The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Shares. See "Fund Expenses."

        Investment Adviser.    The Fund's investment adviser is KKR Asset Management LLC (the "Adviser"). The Adviser is a subsidiary of KKR & Co. L.P. (together with the Adviser and its other subsidiaries, "KKR"), a leading global investment firm with a 36-year history of leadership, innovation and investment excellence. As of June 30, 2012, KKR had $61.5 billion in assets under management.

        Principal Investment Strategies.    The Fund seeks to achieve its investment objective primarily by focusing on corporate opportunities and investing in fixed-income and equity securities with a credit-oriented point of view. The Fund seeks to tactically and dynamically allocate capital across companies' capital structures where the Adviser believes its rigorous due diligence process has identified compelling investment opportunities. These investment opportunities generally arise where the Adviser has identified one of the following three broad investment strategies: issuer distress, event-driven misvaluations of securities, or capital market inefficiencies. The Adviser will seek to utilize KKR's global network of resources, due diligence skills, intellectual capital and experience in investing to achieve the Fund's goal. For a further discussion of the Fund's principal investment strategies, see "Investment Program."

        No Prior History.    The Fund is a newly organized closed-end management investment company and is offering on a continuous basis up to 100,000,000 shares of beneficial interest ("Shares"). SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. See "Plan of Distribution." There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares' offering in an escrow, trust or similar arrangement.

        The Fund is designed primarily for long-term investors and not as a trading vehicle. Shares will not be listed on any securities exchange. There is not expected to be any secondary trading market in the

Shares. Liquidity will be provided through repurchase offers, which may be made from time to time by the Fund as determined by the Fund's Board of Trustees in its sole discretion. The Fund expects to engage in repurchase offers on a quarterly basis, beginning with the quarter ending March 31, 2013. See "Quarterly Repurchases of Shares."

        Management Fee.    The Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the month-end value of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of Shares that will be repurchased as of the end of the month) minus the sum of the Fund's accrued liabilities (other than any borrowings). The management fee is computed as of the close of business on the last business day of each month. See "Management Fee."

        Other Information.    This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated October 22, 2012, has been filed with the Securities and Exchange Commission ("SEC"). The SAI and, when available, the Fund's annual and semi-annual reports, can be obtained upon request and without charge by writing to the Fund c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, by calling toll-free (855) 859-3943, by accessing the Fund's website at www.kkrfunds.kkr.com or by e-mailing the Fund at investing@kkr.com. The table of contents of the SAI appears on page 60 of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

        Investing in Shares involves a high degree of risk.    See "Types of Investments and Related Risks" beginning on page 21 of this Prospectus.

        Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

SEI Investments Distribution Co.

i

SUMMARY OF TERMS

THE FUND	KKR Alternative Corporate Opportunities Fund (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.
THE ADVISER

KKR Asset Management LLC serves as the Fund's investment adviser (the "Adviser"). Launched in 2004, the Adviser is a subsidiary of KKR & Co. L.P. (together with the Adviser and its other subsidiaries, "KKR"), a leading global investment firm with a 36-year history of leadership, innovation and investment excellence.

The Adviser is a leading manager of non-investment grade debt, and has also recently expanded the scope of its investment focus to public equities. The Adviser's investment teams, which are organized by industry, invest across the capital structure with the goal of protecting capital and achieving attractive risk-adjusted returns.

With more than 100 employees in its business, including approximately 60 dedicated investment professionals located in San Francisco, New York and London, the Adviser's investment teams seek to leverage KKR's private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients.

The Adviser is a limited liability company formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

INVESTMENT OBJECTIVE

The Fund's investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

MARKET OPPORTUNITY

KKR expects that macroeconomic challenges, global deleveraging and related political imbalances will cause credit investment opportunities to remain highly dynamic over the next several years. In particular, KKR believes the following themes have begun, and will continue, to generate attractive credit opportunities:

Volatile Capital Markets.    KKR believes capital markets are volatile due to sovereign debt balances straining developed economies like those of Europe and the United States, and political uncertainty regarding the ultimate resolution of persistent government fiscal imbalances. Set against a challenging macroeconomic backdrop, KKR believes world economies will begin to experience shorter periods of economic expansion and heightened capital market volatility, requiring a more opportunistic approach to asset allocation.

Attractive Liquidity and Default Premiums.    Capital markets volatility combined with a strong investor preference for liquid securities with low default risk has led to an environment where return on U.S. Treasury securities barely outpaces inflation. This risk aversion has impacted institutional capital as banks and other financial intermediaries continue to de-lever and de-risk their balance sheets. We believe that this dynamic creates an opportunity for fundamental credit investors like KKR to earn very attractive risk adjusted returns by taking on incremental credit and liquidity risk.

Downsizing of the Financial Services Industry.    The post-financial crisis financial services industry has been characterized by lower leverage ratios, a decrease in traditional bank lending and heightened regulatory scrutiny. Bank balance sheets have contracted in response, creating a void in the supply of credit for corporations and individuals alike. KKR believes creative, flexible, non-traditional capital providers are best positioned to fill this void and can earn attractive returns for doing so.

European Debt Crisis.    KKR believes that the ongoing European debt crisis and related structural changes to European Union economies are likely to continue to create significant periods of dislocation, during which significant amounts of capital are withdrawn from the market through indiscriminate selling. Given the current state of the region and a general downsizing of the financial services industry, European banks are deleveraging and European companies are becoming strained, which KKR expects to create attractive investment opportunities.

As a subsidiary of KKR, the Adviser believes it can capitalize on these themes by utilizing KKR's global network of resources, including industry specialists from across KKR's asset management and private equity practices, locally-based investment professionals around the world, and a deep network of industry relationships.

INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective primarily by focusing on corporate opportunities and investing in fixed-income and equity securities with a credit-oriented point of view. The Fund seeks to tactically and dynamically allocate capital across companies' capital structures where the Adviser believes its rigorous due diligence process has identified compelling investment opportunities. These investment opportunities generally arise where the Adviser has identified one of the following three broad investment strategies discussed below:

Issuer Distress

The Fund will invest in distressed companies where the Adviser believes capital structure distress has created a mispricing of assets. Distressed investment opportunities targeted by the Fund may include investments in corporate debt or equity issued by companies that have defaulted on their debt obligations, have filed for insolvency or are selling at sufficiently discounted prices where the Adviser expects that if the companies do not default, such investments will yield attractive risk-adjusted returns.

Event-Driven Misvaluations of Securities

The Fund will also seek to invest in companies that are not currently undergoing immediate financial distress, but where the Adviser believes that certain special event-driven scenarios have led to a market valuation which is, in the Adviser's view, below long-term estimated fair value. The Adviser believes that factors that may give rise to event-driven investment opportunities include changes in applicable regulatory regimes and idiosyncratic events such as litigation, mergers and other corporate transformations, natural disasters, commodity price spikes and management turmoil.

Capital Market Inefficiencies

The Fund will also invest in companies where the Adviser does not expect that the company or its owners will undergo an insolvency or workout or other similar extraordinary transaction, but where the Adviser believes market prices of such investments reflect a higher than warranted market expectation that a negative event will occur. This may also include investments in companies that are highly leveraged where the Adviser believes the investment offers an attractive risk-adjusted return. The Adviser believes that market inefficiencies in these circumstances may be due, among other things, to general dislocations in markets, a lack of financial market following, a misunderstanding in the market of particular industries or companies or industries that may be out of favor with the investment community.

Investment Types

The Fund may invest in U.S. and non-U.S. issuers, including issuers in emerging market countries. The Fund may invest in a variety of instruments, including, but not limited to, debt securities, loans, preferred stock, convertible securities, trade claims, common stock and U.S. and non-U.S. government securities. The fixed-income instruments in which the Fund invests may be rated investment grade or below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated securities deemed to be of comparable quality. The Fund may invest in fixed-income instruments without regard to their maturity. In pursuing its investment objective or for hedging purposes, the Fund may engage in short selling and may invest in various types of derivatives, including structured products, swaps, futures contracts and options.

The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. The Adviser typically endeavors to limit investments in any one issuer to no more than 15% of the Fund's gross assets (measured at the time of purchase).

In response to adverse market economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments to maintain the liquidity necessary to effect its quarterly repurchases of Shares. See "Quarterly Repurchases of Shares."

Subject to applicable law, the Fund does not intend to invest in companies controlled by KKR or its affiliates.

The Fund's investment objective and strategies are not considered to be fundamental by the Fund and may be changed without the vote of the Fund's shareholders ("Shareholders") by the Board of Trustees of the Fund ("Board") with at least 60 days' written notice provided to Shareholders.

For a more complete discussion of the Fund's potential investments, see "Investment Program."
BORROWINGS

The Fund is authorized to borrow money for investment purposes and to meet requests for repurchases. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300%. See "Investment Program—Borrowings."

ABOUT KKR

Founded in 1976, KKR is a leading global investment firm with 14 offices and approximately 900 people, including over 400 investment professionals. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies. KKR is a long-term fundamental investor focused on producing attractive risk-adjusted returns for its clients. As of June 30, 2012, KKR had $61.5 billion in assets under management.

KKR operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes. Its investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics. The Adviser utilizes a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser's investment approach is designed to incorporate valuable characteristics of both.

Because KKR believes that deep industry knowledge is integral to sourcing deals and creating value for investors, KKR's investment professionals are organized in industry-specific teams. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest. KKR believes the industry-specific team approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full range of opportunities across companies' capital structure.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the month-end value of the Fund's Managed Assets (the "Management Fee"). "Managed Assets" means the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of Shares that will be repurchased as of the end of the month) minus the sum of the Fund's accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage.

FEES AND EXPENSES

The Fund bears all expenses incurred in the business of the Fund. The Fund has incurred initial offering costs of approximately $121,106. The Fund's offering costs are being capitalized and amortized over the 12-month period beginning on the initial closing date for subscriptions for Shares ("Initial Closing Date"). The Fund will also bear certain ongoing costs associated with the Fund's continuous offering of Shares (mostly printing expenses). See "Summary of Fees and Expenses" and "Fund Expenses."

SEI Investments Global Funds Services (the "Administrator"), as Fund administrator, performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee for services calculated based upon the net assets of the Fund, calculated and assessed monthly, subject to a minimum annual fee, and reimburses certain of the Administrator's expenses.

BOARD OF TRUSTEES

The Fund has a Board that has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. See "Management of the Fund."

THE OFFERING

The Fund is offering on a continuous basis through SEI Investments Distribution Co. (the "Distributor") $1,000,000,000 of shares of beneficial interest ("Shares"). Shares are offered in a continuous offering at the Fund's current NAV per Share. See "Purchases of Shares." The Initial Closing Date is currently anticipated to be on or about January 2, 2013. Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share through a registered investment adviser (a "RIA") that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by such RIA. See "Calculation of Net Asset Value" and "Plan of Distribution."

NO SALES LOAD	Shareholders will not be charged a sales load.

PURCHASE OF SHARES

The minimum initial investment in the Fund by an investor is $25,000. There is no minimum for additional investments in the Fund. The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers, directors or Trustees of the Fund, the Adviser or their affiliates or associated persons). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application and funding deadlines described below) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions.

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each month. The investor must submit a completed application form five (5) business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds two (2) business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation and (ii) consider factors such as the investor's personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See "Types of Investments and Related Risks—Closed-End Fund; Liquidity Risks."

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan's investment in the Fund. See "ERISA Considerations."

UNLISTED CLOSED-END STRUCTURE

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

PERIODIC LIQUIDITY THROUGH QUARTERLY REPURCHASES OF SHARES

No Shareholder has the right to require the Fund to redeem his, her or its Shares. However, the Fund intends to offer to repurchase Shares on a quarterly basis pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 20% of the net assets of the Fund. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (the "Repurchase Valuation Date"). There is no minimum amount of Shares which must be repurchased in any repurchase offer. Any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Each repurchase offer will generally commence approximately 35 days prior to the applicable Repurchase Valuation Date. The first offer to repurchase Shares from Shareholders is expected to occur on or about March 31, 2013.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder's Shares at any time if the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund's Agreement and Declaration of Trust.

A Shareholder who tenders for repurchase of such Shareholder's Shares during the first year following such Shareholder's initial purchase will be subject to a fee of 2.00% of the value of the Shares repurchased by the Fund, payable to the Fund (an "Early Repurchase Charge"). The Board may, in certain limited instances where it has determined that the remaining Shareholders will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Charge. Any such waiver does not imply that the Early Repurchase Charge will be waived at any time in the future or that such Early Repurchase Charge will be waived for any other Shareholder.

DISTRIBUTIONS

Distributions will be paid at least quarterly in amounts representing substantially all of the net investment income, if any, earned each quarter. The Fund intends to pay any capital gains distributions at least annually.

Cash distributions paid by the Fund may be reinvested in additional Shares under the dividend reinvestment plan established by the Fund (the "DRIP") if a Shareholder whose Shares are registered in his or her own name elects to enroll in the DRIP.

TERM	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.
SUMMARY OF TAXATION

The Fund intends to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it currently distributes to its Shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must meet certain specified source-of-income and asset diversification requirements and distribute annually at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distribution Policy" and "Tax Aspects."

REPORTS TO SHAREHOLDERS

The Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a quarterly basis regarding the Fund's operations during each quarter.

CONFLICTS OF INTEREST

The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to: the allocation of the Adviser's time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investments by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser's use of information gained from issuers in the Fund's portfolio to investments by other clients, subject to applicable law; and restrictions on the Adviser's use of "inside information" with respect to potential investments by the Fund. See "Conflicts of Interest."

RISK FACTORS

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see "Types of Investments and Related Risks." You should consider carefully the following principal risks before investing in the Fund:

•

The Fund's investments in securities and other obligations of companies that are experiencing capital structure distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment, and require active monitoring;

• The Fund's investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen;
• The Fund's investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics;
• Increases in interest rates generally will cause the Fund's fixed-rate debt securities to decline in price;
• Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

•

Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flow and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;

• During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled;
• Below investment grade (commonly referred to as "junk" or high-yield) instruments may be particularly susceptible to economic downturns, which could cause losses;
• Certain investments will be exposed to the credit risk of the counterparties with whom the Fund deals;
• The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so;
• The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those with such an exchange;
• The value of convertible securities may be adversely affected by changes in interest rates, as well as the market price and volatility of the underlying security;
• The value of equity securities will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions;
• Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;
• Leverage could create the opportunity for a higher return for Shareholders but can magnify the effect of any losses;
• The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests;

•

Securities or other instruments of non-U.S. issuers or borrowers ("Non-U.S. Securities") may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

• Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•

Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund;

•

Credit remediation involving entities and activities outside the regular banking system (i.e., the "shadow banking system" in Europe) could result in increased regulatory and operating costs, which could adversely affect the implementation of the Fund's investment strategies and returns;

•

Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future;

•

Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), could occur during the term of the Fund, which may materially adversely affect the Fund;

• The Fund is a newly organized, non-diversified, closed-end investment company with no operating history;

•

The Fund's Shares are not traded on any securities exchange or other market, and although the Fund expects to repurchase Shares on a quarterly basis, no assurances can be given that the Fund will do so;

•

During a given repurchase offer, it is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions could cause a decline in the value of Shares in the Fund;

•

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases;

•

The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income;

•

As a "non-diversified" fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence; and

•

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

SUMMARY OF FEES AND EXPENSES

        The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

TRANSACTION FEES
Maximum Sales Load (percentage of purchase amount)	None
Maximum Early Repurchase Charge*	2.00%
ANNUAL FUND EXPENSES (as a percentage of the Fund's net assets)
Management Fee**	1.25%
Other Expenses***	0.33%
Total Annual Fund Expenses***	1.58%
Annual Net Expenses	1.58%

EXAMPLE:

        You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:†

1 year	3 years	5 years	10 years
$16	$50	$86	$188

        Actual expenses may be greater or lesser than those shown.    Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†
On an investment of $25,000 the Example would be as follows:

        EXAMPLE:

  You would pay the following fees and expenses on a $25,000 investment, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$402	$1,247	$2,151	$4,696

*
Early Repurchase Charge applies if Shares are tendered for repurchase during the first year following a Shareholder's initial purchase.

**
The Adviser will receive a monthly Management Fee at an annual rate of 1.25% of the month-end value of the Fund's Managed Assets. While the fee table above presents the Management Fee as a percentage of the Fund's net assets, the Fund currently does not intend to engage in any form or combination of financial leverage (including borrowings for investment purposes, reverse repurchase agreements, dollar rolls and issued preferred shares or debt securities) during the current fiscal year. The Fund currently intends to borrow money during the current fiscal year for short term cash management purposes only.

***
Estimated for the current fiscal year assuming net assets of $250 million. See "Fund Expenses."

        The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Fund Expenses" are based on estimated amounts for the Fund's first full year of operations. For a more complete description of the various fees and expenses of the Fund, see "Fund Expenses," "Management Fee" and "Purchases of Shares."

THE FUND

        The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on July 16, 2012. The Fund intends to commence operations on or about the Initial Closing Date, as defined above. The Fund's principal office is located at 555 California Street, 50th Floor, San Francisco, CA 94104, and its telephone number is (415) 315-3620. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund's investment program and its management and operation is vested in the individuals who serve on the Board. See "Management of the Fund."

THE ADVISER

        KKR Asset Management LLC serves as the Fund's investment adviser (the "Adviser"). Launched in 2004, the Adviser is a subsidiary of KKR & Co. L.P. (together with its subsidiaries, "KKR"), a leading global investment firm with a 36-year history of leadership, innovation and investment excellence.

        The Adviser is a leading manager of non-investment grade debt, and has also recently expanded the scope of its investment focus to public equities. The Adviser's investment teams, which are organized by industry, invest across the capital structure with the goal of protecting capital and achieving attractive risk-adjusted returns. With more than 100 employees in its business, including approximately 60 dedicated investment professionals located in San Francisco, New York and London, the Adviser's investment teams seek to leverage KKR's private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients.

USE OF PROCEEDS

        The proceeds from the sale of Shares, net of the Fund's fees and expenses, are to be invested by the Fund to pursue its investment program and objective as soon as practicable (but not in excess of three months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. The Fund will pay the Adviser the full amount of the Management Fee during any period prior to which any of the Fund's assets (including any proceeds received by the Fund from the offering of Shares) are fully invested in accordance with its investment objective.

INVESTMENT PROGRAM

Investment Objective

        The Fund's investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Market Opportunity

        KKR expects that macroeconomic challenges, global deleveraging and related political imbalances will cause credit investment opportunities to remain highly dynamic over the next several years. In particular, KKR believes the following themes have begun, and will continue, to generate attractive credit opportunities:

        Volatile Capital Markets.    KKR believes capital markets are volatile due to sovereign debt balances straining developed economies like those of Europe and the United States, and political uncertainty regarding the ultimate resolution of persistent government fiscal imbalances. Set against a challenging macroeconomic backdrop, KKR believes world economies will begin to experience shorter periods of economic expansion and heightened capital market volatility, requiring a more opportunistic approach to asset allocation.

        Attractive Liquidity and Default Premiums.    Capital markets volatility combined with a strong investor preference for liquid securities with low default risk has led to an environment where return on U.S. Treasury securities barely outpaces inflation. This risk aversion has impacted institutional capital as banks and other financial intermediaries continue to de-lever and de-risk their balance sheets. We believe that this dynamic creates an opportunity for fundamental credit investors like KKR to earn very attractive risk adjusted returns by taking on incremental credit and liquidity risk.

        Downsizing of the Financial Services Industry.    The post-financial crisis financial services industry has been characterized by lower leverage ratios, a decrease in traditional bank lending and heightened regulatory scrutiny. Bank balance sheets have contracted in response, creating a void in the supply of credit for corporations and individuals alike. KKR believes creative, flexible, non-traditional capital providers are best positioned to fill this void and can earn attractive returns for doing so.

        European Debt Crisis.    KKR believes that the ongoing European debt crisis and related structural changes to European Union economies are likely to continue to create significant periods of dislocation, during which significant amounts of capital are withdrawn from the market through indiscriminate selling. Given the current state of the region and a general downsizing of the financial services industry, European banks are deleveraging and European companies are becoming strained, which KKR expects to create attractive investment opportunities.

        As a subsidiary of KKR, the Adviser believes it can capitalize on these themes by utilizing KKR's global network of resources, including industry specialists from across KKR's asset management and private equity practices, locally-based investment professionals around the world, and a deep network of industry relationships.

Investment Strategies

        The Fund seeks to achieve its investment objective primarily by focusing on corporate opportunities and investing in fixed-income and equity securities with a credit-oriented point of view. The Fund seeks to tactically and dynamically allocate capital across companies' capital structures where the Adviser believes its rigorous due diligence process has identified compelling investment opportunities. These investment opportunities generally arise where the Adviser has identified one of the following three broad investment strategies discussed below:

  Issuer Distress

        The Fund will invest in distressed companies where the Adviser believes capital structure distress has created a mispricing of assets. Distressed investment opportunities targeted by the Fund may include investments in corporate debt or equity issued by companies that have defaulted on their debt obligations, have filed for insolvency or are selling at sufficiently discounted prices where the Adviser expects that if the companies do not default, such investments will yield attractive risk-adjusted returns.

  Event-Driven Misvaluations of Securities

        The Fund will also seek to invest in companies that are not currently undergoing immediate financial distress, but where the Adviser believes that certain special event-driven scenarios have led to a market valuation which is, in the Adviser's view, below long-term estimated fair value. The Adviser believes that factors that may give rise to event-driven investment opportunities include changes in applicable regulatory regimes and idiosyncratic events such as litigation, mergers and other corporate transformations, natural disasters, commodity price spikes and management turmoil.

  Capital Market Inefficiencies

        The Fund will also invest in companies where the Adviser does not expect that the company or its owners will undergo an insolvency or workout or other similar extraordinary transaction, but where the Adviser believes market prices of such investments reflect a higher than warranted market expectation that a negative event will occur. This may also include investments in companies that are highly leveraged where the Adviser believes the investment offers an attractive risk-adjusted return. The Adviser believes that market inefficiencies in these circumstances may be due, among other things, to general dislocations in markets, a lack of financial market following, a misunderstanding in the market of particular industries or companies or industries that may be out of favor with the investment community.

  Investment Types

        The Fund may invest in U.S. and non-U.S. issuers, including issuers in emerging market countries. The Fund may invest in a variety of instruments, including, but not limited to, debt securities, loans, preferred stock, convertible securities, trade claims, common stock and U.S. and non-U.S. government securities. The fixed-income instruments in which the Fund invests may be rated investment grade or below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated securities deemed to be of comparable quality. The Fund may invest in fixed-income instruments without regard to their maturity. In pursuing its investment objective or for hedging purposes, the Fund may engage in short selling and may invest in various types of derivatives, including structured products, swaps, futures contracts and options.

        The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. The Adviser typically endeavors to limit investments in any one issuer to no more than 15% of the Fund's gross assets (measured at the time of purchase).

        In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments to maintain the liquidity necessary to effect its quarterly repurchases of Shares.

        Subject to applicable law, the Fund does not intend to invest in companies controlled by KKR or its affiliates.

        The Fund's investment objective and strategies are not considered to be fundamental by the Fund and may be changed without the vote of the Fund's shareholders ("Shareholders") by the Board with at least 60 days' written notice provided to Shareholders.

Investment Philosophy

        With more than 100 employees, including over 60 investment professionals, the Adviser has deep expertise in the global credit markets and in investing in corporate debt across a range of industries. The Adviser's investment professionals manage and evaluate credit opportunities across capital structures, and they provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that the Adviser believes offer the most favorable risk/reward characteristics.

        The Adviser's investment approach is to be flexible in how the Fund invests once the Adviser has identified macro catalysts or idiosyncratic events. The Adviser generally focuses on corporate opportunities and invests in fixed-income and equity securities with a credit-oriented point of view. The Adviser utilizes its active trading capabilities to deploy capital rapidly into liquid markets during times of heightened market volatility and uncertainty and to take advantage of mispriced or dislocated instruments that the Adviser believes will ultimately recover to estimated fair value. The Adviser generally seeks to invest in companies where it has what it regards as a differentiated view through its proprietary research and due diligence capabilities, including, for example, where the Adviser has performed detailed due diligence on the relevant company or its competitors, service providers or industry.

        The Adviser is part of the broader KKR organization. KKR is a long-term fundamental investor focused on producing attractive risk-adjusted returns. Within the Fund's investment strategies specifically, KKR seeks out complexity, dislocation and uncertainty, which it believes creates mispricing in the marketplace. KKR believes that its credit platform is differentiated by:

  •
  A "One-Firm" approach to investing, which integrates KKR's resources across regions and asset classes and KKR's history of investing across more than three decades of economic cycles and market fluctuations;

  •
  A global presence, where KKR is "local" in major markets in North America, Europe and Asia, enhancing the Adviser's ability to identify market dislocations early, move capital to the most attractive regions and efficiently and effectively execute on corresponding investment opportunities;

  •
  Over 60 industry-aligned investment professionals who provide the Adviser with comprehensive views on a broad range of industries and sectors, conduct due diligence and monitor investments;

  •
  A special situations team housed within the Adviser, located in San Francisco, New York and London, which comprises 17 investment professionals with extensive experience in identifying, evaluating and structuring investments up and down the capital structure from secured debt to equity and bespoke structured credits;

  •
  A global macro and asset allocation team, which provides the Adviser with research and outlooks on the changing dynamics in the global economy. This capability augments research conducted by its other investment professionals and helps the Adviser to quickly develop formal macro views in its due diligence, whether around broad macro themes or specific regional, country or market opportunities;

  •
  Dynamic trading ability, which allows the Adviser to move quickly into liquid credit and equity markets and take advantage of real-time market movements and dislocations with a view to creating incremental value for the Fund;

  •
  Stakeholder management capabilities, including a dedicated Public Affairs team, which the Adviser believes provides it with an advantage in conducting due diligence, proactively managing its portfolio through governmental, regulatory, labor or environmental issues and sourcing new investments;

  •
  A network of approximately 30 Senior Advisors, who have held leading executive roles in major global corporations and provide KKR with operational and strategic insights and help it evaluate individual investment opportunities; and

  •
  A "One-Firm" compensation and incentive structure and approach to investing, which allows KKR to act as a single team focused on finding the best investments and creating the best returns for its investors.

The Investment Process

        The Adviser utilizes a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser's investment approach is designed to incorporate valuable characteristics of both. The Adviser will generally invest in a credit once it has undergone a due diligence analysis and a comprehensive review and discussion with respect to the Adviser's sourcing advantages, analysis or diligence findings.

        Once an investment is made, the Adviser carefully monitors the position and formally re-underwrites its credit decision using a Portfolio Management Committee process. If the committee is not convinced that capital is still best invested in a position, a plan to intelligently exit is developed and implemented.

        The central step in the Adviser's investment process is the performance of company, industry, capital structure and legal analysis on each Fund investment. Key elements of this exercise include:

        Corporate and Debt Structure.    The Adviser will generally review the corporate structure of a target company in an effort to understand which entities own what assets, which subsidiaries have the support of those assets and how outstanding guarantees, liens and pledges interrelate with the various claims on the company's cash flows and to understand the covenants, terms and conditions of the company's outstanding debt and equity securities.

        Legal and Regulatory Environment.    Defining and understanding the legal, regulatory and tax regimes in which a target company operates, including, in particular, having a deep understanding of the intricacies of the insolvency regimes applicable to the company, is a key focus of the due diligence process. Engaging in regulatory and corporate affairs analysis to ensure the Fund is properly positioned with respect to labor, political and other key constituencies applicable to its investments is also, where appropriate, an important part of the Adviser's due diligence process.

        Key Valuation Drivers.    The Adviser will generally seek to analyze a target company's historical performance and prospects with a view toward understanding the sustainable margins and strengths and weaknesses in a company's cost structure and analyzing the quality of cash flows of the underlying investment, including capital intensity needed to sustain its asset base, requirements for growth, degrees of flexibility to reduce its cost base if volumes or prices decline, and requirements for debt amortization or other external payments. The Adviser will also seek to define the market in which a company competes and, in particular, to assess what the company does, including what products and services it provides and to whom; to understand threats it may face for pricing or cost structure; and to identify drivers of market growth or decline, including changes in industry structure, technology or demographics.

        Macro Environment.    The Adviser will also generally examine the broader environment in order to understand and consider potential macroeconomic head or tailwinds relevant to a target company utilizing scenario-based analysis. In this effort, the Adviser will generally work closely with the Adviser's global macro and asset allocation team around views and data related to the macro environment, in addition to working with this team when conducting due diligence on specific opportunities, whether they be regional, country or market specific.

        Tax Environment.    Defining the tax regime in which a company operates is another key aspect of the due diligence process. The Adviser will generally undertake a tax analysis of Fund investments with a view to optimizing structure and returns. As appropriate, the team will engage specialist third party advisors for this purpose. KKR has strong relationships with tax advisors around the world who advise it on current key issues regarding existing portfolio investments and on trends and evolving legislation and practices in their respective jurisdictions and areas of expertise.

Borrowings

        The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, or reverse repurchase agreements. Subject to prevailing market conditions, the Fund may use leveraging instruments to add financial leverage to its portfolio representing up to approximately 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund's total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund's assessment of market conditions and the investment environment.

        The 1940 Act generally limits the extent to which the Fund may utilize borrowings and "uncovered" transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund's total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund's total assets (less the Fund's obligations under senior securities representing indebtedness). "Covered" reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act, but the assets used to "cover" may not be counted as part of the Fund's total assets for purposes of the 33 1/3% and 50% limits. The Fund will "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable Securities and Exchange Commission ("SEC") interpretations and guidance from time to time.

        Alternatively, the Fund may enter into an offsetting position or owns positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered "uncovered." The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

        Use of leverage creates an opportunity for increased income and return for Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Shares. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund's portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund's investment returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Shareholders to change fundamental investment policies.

TYPES OF INVESTMENTS AND RELATED RISKS

        Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following principal risks before investing in the Fund.

Risks Relating to Investment Strategies and Fund Investments

        Special Situations and Distressed Investments.    The Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

        Event Driven Investing.    The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund's investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

        Debt Instruments Risk.    The Fund will invest in loans and other types of debt instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of debt investments held by the Fund to vary inversely to such changes. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The obligor of a debt security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor's willingness to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements See also "Types of Investments and Related Risks—Credit Risk."

        The Fund will invest in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Fund.

        The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund's only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

        Senior Loan Risk.    Senior loans in most circumstances are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

        Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

        Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

        Subordinated and Unsecured or Partially Secured Loan Risk.    The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower's capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

        Credit Risk.    The Fund's debt investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

        Although the Fund may invest in investments that the Adviser believes are secured by specific collateral the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Adviser. Moreover, the Fund's investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. As discussed above under "Types of Investments and Related Risks—Subordinated and Unsecured or Partially Secured Loan Risk," the Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company's ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

        Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

        Prepayment Risk.    Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers' financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income to Shareholders. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

        High Yield Instruments Risk.    The Fund may invest in debt securities and instruments that are classified as "higher-yielding" (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer's failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter ("OTC") marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

        Counterparty Risk.    Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker's bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty's customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the net asset value of the Fund.

        The Fund's investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its net asset value.

        Mezzanine Investments Risk.    Most of the Fund's mezzanine investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company's assets, some or all of such terms may not be part of particular investments. Mezzanine investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a "fraudulent conveyance" (see below); (ii) the recovery as a "preference" of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called "lender liability" claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

        Liquidity Risk.    The Fund may invest without limit in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

        Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

        Valuation Risk.    Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for the securities or instruments in which the Fund intends to trade. Loans and fixed-income instruments, for example, generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

        Convertible Securities Risk.    Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

        The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

        Equity Securities Risk.    The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

        Derivatives Risk.    The Fund's derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

        As discussed further below under "Legal and Regulatory Risks," the Dodd-Frank Act could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.

        Swap Risk.    The Fund may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as "counterparty risk" and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The Fund will "cover" its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

        The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

        Options and Futures Risk.    The Fund may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

        The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

        The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

        Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

        Structured Products Risk.    The Fund may invest in structured products, consisting of Collateralized Loan Obligations ("CLOs") and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to issuer repayment or counterparty risk.

        The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

        Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Leverage Risk.    The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of notes, or reverse repurchase agreements. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund's assessment of market conditions and the investment environment.

        Although certain forms of effective leverage, such as leverage incurred in securities lending, total return swap arrangements, other derivative transactions or short selling, if covered consistent with the SEC staff's positions under the 1940 Act, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits. Subject to prevailing market conditions, the Fund may use leveraging instruments to add financial leverage to its portfolio representing up to approximately 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund's total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act).

        The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for Shareholders but would also result in special risks for Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful.

        Bankruptcy and Other Proceedings.    Certain debt securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or the Adviser has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

        Lender Liability Risk.    A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

        In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in other inequitable conduct to the detriment of such other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

        Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

        Short Selling Risk.    Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund expects to have substantial short positions and will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

        Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's investment flexibility, as well as its ability to meet other current obligations.

        In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

        When-Issued Securities and Forward Commitments.    Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

        Asset-Backed Securities.    The value of asset-backed securities like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

        Collateralized Debt Obligations.    Cash flows in a collateralized debt obligation ("CDO") are split into two or more tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the underlying pool of bonds and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CDO securities as a class. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by an NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced "fire sale" liquidation due to technical defaults such as coverage test failures; and (viii) the CDO's manager may perform poorly.

        Mortgage-Backed Securities.    In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the U.S., the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

        Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

        Dollar Rolls.    A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund's forward purchase commitment may decline below, or the market value of the securities subject to the Fund's forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale portion of the transaction may be restricted.

        Zero Coupon and PIK Bonds.    Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

        Repurchase Agreements Risk.    Subject to its investment objective and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

        Reverse Repurchase Agreements Risk.    The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected.

Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

        U.S. Government Debt Securities Risk.    U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, Fannie Mae and Freddie Mac. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

Risks Relating to the Fund's Investment Program

        Market and Economic Risks.    The Fund and its portfolio companies may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which they invest or operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Fund's control and could adversely affect the liquidity and value of its investments, and may reduce the ability of the Fund to make attractive new investments.

        In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Fund's investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last four years continue, they may adversely impact the investments of the Fund. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser or its affiliates will prove correct, and actual events and circumstances may vary significantly.

        The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as

"systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

        Non-U.S. Securities Risk.    Investments in securities or other instruments, including secured loans and unsecured loans, of non-U.S. issuers or borrowers ("Non-U.S. Securities") involve certain factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital (possibly requiring government approval); expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. The risks of investments in emerging markets (if any), including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because Non-U.S. Securities may trade on days when the Fund's Shares are not priced, NAV may change at times when Shares cannot be sold.

        Foreign Currency Risk.    Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund will incur costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values, as described above. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

        Eurozone Risk.    The Fund may invest from time to time in European companies and companies that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the Fund.

        Market Developments.    Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

        For example, certain borrowers may, due to macroeconomic conditions, be unable to repay the secured loans during this period. A borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the borrower's ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund's debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Fund's loans and the value of its equity investments. The current recession could lead to financial losses in the Fund's portfolio and a decrease in revenues, net income and the value of the Fund's assets.

        These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to Shareholders. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV of the Fund's Shares.

        Legal and Regulatory Risks.    Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue.

        The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the U.S. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the ability of the Fund to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with whom the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund.

        With respect to Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called "shadow banking" system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in "shadow banking," the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund's investment strategy and returns and may become prohibitive.

        Inflation/Deflation Risk.    Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders.

        Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Other Risks Relating to the Fund

        No Operating History.    The Fund is a newly organized, non-diversified, closed-end investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser has not previously managed a registered investment company.

        Shares Not Listed; No Market for Shares.    The Fund's Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

        Closed-end Fund; Liquidity Risks.    The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

        Repurchase Risks.    The Fund has no obligation to repurchase Shares at any time, and repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Expiration Date"). The Expiration Date generally will be five (5) days prior to the Repurchase Valuation Date. Tenders will be revocable upon written notice to the Fund up to five (5) days prior to the Repurchase Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the determination of the Fund's NAV as of the Repurchase Valuation Date, which is expected to be able to be made only late in the month after the Repurchase Valuation Date (generally expected to be 30 days later). It is possible that between the Expiration Date and the Repurchase Valuation Date, general economic and market conditions could cause a decline in the value of Shares in the Fund.

        In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. Substantial repurchases of Shares could also result in a sizeable decrease in the Fund's net assets, resulting in an increase in the Fund's total annual operating expense ratio.

        Conflicts of Interest Risk.    The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to: the allocation of the Adviser's time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investments by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser's use of information gained from issuers in the Fund's portfolio to aid investments by other clients, subject to applicable law; and restrictions on the Adviser's use of "inside information" with respect to potential investments by the Fund.

        Portfolio Turnover Risk.    The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

        Non-Diversification Risk.    The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

        Risks Relating to Fund's RIC Status.    To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its "investment company taxable income" (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

        RIC-Related Risks of Investments Generating Non-Cash Taxable Income.    Certain of the Fund's investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having "market discount" and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

        Uncertain Tax Treatment.    The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

LIMITS OF RISK DISCLOSURES

        The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND

General

        The Board provides broad oversight over the operations and affairs of the Fund. A majority of the Fund's Trustees is comprised of persons who are independent trustees.

        KKR Asset Management LLC serves as the Fund's investment adviser, subject to the ultimate supervision of, and any policies established by, the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Under the terms of the Investment Advisory Agreement, the Adviser allocates the Fund's assets in accordance with the Fund's investment objective. The Adviser may reallocate the Fund's assets subject to the ultimate supervision of, and any policies established by, the Board.

        The Adviser was formed as a limited liability company under the laws of the State of Delaware on June 24, 2004 and is a registered investment adviser under the Advisers Act. The Adviser currently serves as an investment adviser of certain unregistered private investment companies and as a sub-adviser of a business development company, and may in the future serve as an investment adviser of other registered and unregistered investment companies. The Adviser is located at 555 California Street, 50th Floor, San Francisco, CA 94104, and its telephone number is (415) 315-3620.

        A control person is a person who beneficially owns more than 25% of the voting securities of a company. KKR Fund Holdings L.P., a Cayman limited partnership whose principal office is located at 9 West 57th Street, Suite 4200, New York, NY 10019, will provide the initial capitalization of the Fund and therefore will be deemed to be a control person because it will be the sole shareholder of the Fund as of the date of this Prospectus.

Investment Team

        The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR's global network. With more than 100 employees in its business, including approximately 60 dedicated investment professionals located in San Francisco, New York and London, the Adviser's investment teams seek to leverage KKR's private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professionals of the Adviser who have primary responsibility for day-to-day management and oversight of the Fund are:

        Erik A. Falk (New York) joined KKR in 2008 and is the co-head of leveraged credit, as well as a member of the Adviser's Portfolio Management Committee. Previously, Mr. Falk was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products. Prior to joining KKR, Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. where he was most recently global co-head of the Securitized Products Group. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department. Mr. Falk holds a B.S. and M.S. from Stanford University.

        Frederick M. Goltz (San Francisco) joined KKR in 1995 and is the head of the Adviser's credit strategies and global trading, as well as head of mezzanine investing. He is also a member of the Adviser's Investment Committee and Portfolio Management Committee. Previously, Mr. Goltz was co-head of KKR's energy and natural resources industry team and played a significant role in the development of many of the themes pursued by KKR in the energy space, including those related to integrated utilities, merchant generation, and oil and gas exploration and production. Prior to joining KKR, Mr. Goltz was with Furman Selz Incorporated in its Corporate Finance Department section. Mr. Goltz graduated magna cum laude and holds a B.A. and B.S. from the University of Pennsylvania and an M.B.A. from INSEAD, Fontainebleau, France.

        Christopher A. Sheldon (San Francisco) joined KKR in 2004 and is the co-head of leveraged credit, as well as a member of the Adviser's Portfolio Management Committee. Previously, Mr. Sheldon was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including technology, media, cable and telecom. Prior to joining KKR, Mr. Sheldon was a Vice President and Senior Investment Analyst with Wells Fargo's High Yield Securities Group. Mr. Sheldon previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. Mr. Sheldon holds a B.A. from Denison University.

        William C. Sonneborn (San Francisco) joined KKR in 2008 and is the Chief Executive Officer of the Adviser and KKR Financial Holdings LLC. He is also a member of KKR's Management Committee and the Adviser's Investment Committee. Prior to joining KKR, Mr. Sonneborn was with The TCW Group, Inc., most recently as President and Chief Operating Officer and CEO of The TCW

Funds, Inc. and a member of the executive committee of Societe Generale Asset Management, S.A. Mr. Sonneborn previously worked at Goldman, Sachs & Co., in both New York and Hong Kong, where he was predominantly focused on executing mergers and acquisitions for financial institutions. Mr. Sonneborn graduated with honors and holds a B.S. from Georgetown University.

        Jamie M. Weinstein (San Francisco) joined KKR in 2005 and is the co-head of special situations investing, which includes the Adviser's global activities in public and private distressed and structured principal investments. He is also a member of the Adviser's Portfolio Management Committee. Previously, he was a portfolio manager with responsibility across the Adviser's credit strategies and a research analyst covering the financial services, healthcare and commercial real estate sectors. Prior to joining KKR, Mr. Weinstein was with Tishman Speyer Properties as Director of Acquisitions for Northern California and The Boston Consulting Group as a strategy consultant. Mr. Weinstein graduated cum laude and holds a B.S.E. degree in Civil Engineering and Operations Research from Princeton University and an M.B.A. from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar.

        Nathaniel M. Zilkha (London) joined KKR in 2007 and is the co-head of special situations investing, which includes the Adviser's global activities in public and private distressed and structured principal investments. He is also a member of the Adviser's Portfolio Management Committee. Previously, he was a member of the healthcare industry team of KKR's private equity group. Prior to joining KKR, Mr. Zilkha was a member of the Principal Investment Area of Goldman, Sachs & Co., where he invested in private equity and principal debt transactions. He is currently on the board of directors of Harden Healthcare. Mr. Zilkha graduated cum laude and holds an A.B. from Princeton University.

        The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Shares in the Fund.

        The investment professionals who have day-to-day responsibility for the Fund are supported not only by personnel of the Adviser, but also by having access to KKR's global platform, including over 400 KKR investment professionals. Several of the investment professionals, including Nathaniel Zilkha, that are involved in the investment activities of the Fund are employed by affiliates of the Adviser, and are "associated persons" of the Adviser under the Investment Advisers Act of 1940, as amended, for purposes of managing the Fund. These individuals provide investment advisory services, including in some cases, day-to-day management and oversight of the Fund, but do not have discretionary authority to effectuate trades on behalf of, or otherwise bind, the Fund. KKR's investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities and are organized in industry-specific teams that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest. KKR believes the industry-specific team approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space. These investment professionals are also supported by an Investment Committee comprised of senior personnel that exercises oversight over, and provides insight to, the investment activities of the Fund.

        Citibank, N.A., whose principal offices are located at 388 Greenwich Street, New York, NY 10013, serves as the Fund's custodian.

FUND EXPENSES

        The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund's expenses.

        Expenses borne by the Fund (and thus indirectly by Shareholders) include:

  •
  the Management Fee;

  •
  investment expenses (e.g., expenses that, in the Adviser's discretion, are related to the investment of the Fund's assets, whether or not such investments are consummated), including (as applicable) brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, custody and transfer agency fees, interest expenses, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses and other due diligence expenses;

  •
  professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

  •
  fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

  •
  research and market data (including any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

  •
  administrative expenses (including the fees and expenses of the Administrator);

  •
  any non-investment related interest expense;

  •
  the costs of errors and omissions/Trustees' and officers' liability insurance and a fidelity bond;

  •
  the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

  •
  fees relating to valuing the Fund's assets;

  •
  fees of Trustees who are not "interested persons" and travel expenses of Trustees relating to meetings of the Board and committees thereof;

  •
  legal expenses (including those expenses associated with preparing and updating the Fund's registration statement, attending and preparing for Board meetings, reviewing potential investments, and generally serving as counsel to the Fund);

  •
  external accounting and valuation expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund's tax information);

  •
  audit and tax preparation expenses;

  •
  costs of printing and mailing reports and notices;

  •
  entity-level taxes;

  •
  corporate licensing;

  •
  insurance expenses;

  •
  regulatory expenses (including filing fees and expenses relating to filings made in connection with the Fund's holdings or activities);

  •
  organizational expenses;

  •
  expenses relating to Shareholder communications;

  •
  all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and

  •
  any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund's organizational documents.

        The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

        The Fund has incurred offering costs of approximately $121,106. The Fund's offering costs are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing costs associated with the Fund's continuous offering of Shares (mostly printing expenses). Offering expenses cannot be deducted by the Fund or the Shareholders.

        "Extraordinary expenses" are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

MANAGEMENT FEE

        In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the Management Fee, monthly, at the annual rate of 1.25% of the month-end value of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of Shares that will be repurchased as of the end of the month) minus the sum of the Fund's accrued liabilities (other than any borrowings).

        A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement will be available in the Fund's annual report to Shareholders for the period ending October 31, 2012.

        During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage.

        The Management Fee is an expense paid out of the Fund's assets. The Management Fee is computed as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month) and is due and payable in arrears within ten business days after the end of the month.

        The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses (excluding interest, taxes, brokerage commissions, dividend expenses, extraordinary expenses and certain other Fund expenses) to the extent necessary in order to cap the Fund's total annual operating expenses at 1.70% of the month-end value of the Fund's net assets until March 1, 2014. Under this agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund's total annual operating expenses do not exceed 1.70% of the month-end value of the Fund's net assets for the fiscal year.

 CALCULATION OF NET ASSET VALUE

        The NAV of the Fund is equal to its total assets less its total liabilities as of the relevant valuation date. The Fund calculates NAV per Share by subtracting liabilities from the total assets of the Fund and dividing the result by the total number of outstanding Shares of the Fund. The Fund's assets and liabilities are valued in accordance with the principles set forth herein.

        For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security.

        Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

        The Fund will normally use pricing data for domestic or foreign equity securities received shortly after the close of the primary securities exchange on which such securities trade and does not normally take into account trading, clearances or settlements that take place after the close of the exchange.

        If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by, or under the supervision of, the Board. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

CONFLICTS OF INTEREST

        The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

  •
  The directors, officers and other personnel of the Adviser allocate their time between the Fund and other investment and business activities in which they may be involved. The Adviser intends to devote such time as shall be necessary to conduct the Fund's business affairs in an appropriate manner. However, the Adviser will continue to devote the resources necessary to managing its other investment and business activities.

  •
  The Adviser may compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund's behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities' investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees. The Adviser intends to allocate such investment opportunities in a manner that it deems appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by the Adviser. The outcome of this determination may result in the allocation of all or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser may invest in one of the Fund's portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests may not be aligned with the Fund's. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

  •
  The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

  •
  The Adviser and its affiliates may provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund's portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment. The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

  •
  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

  •
  The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. For example, the Adviser may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund's portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund's portfolio companies. The Adviser will provide advice and recommendations to any such companies without regard to the Fund's interests. In addition, the Adviser's ability to effectively implement the Fund's investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser's ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

  •
  The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bought for, the Fund even though their investment objectives may be similar to the Fund's.

  •
  To the extent not restricted by confidentiality requirements or applicable law, the Adviser may apply experience and information gained in providing services to the Fund's portfolio companies in providing services to competing companies invested in by affiliates' other clients.

  •
  As a registered investment company, the Fund may be limited in its ability to invest in any investment in which an affiliates' other client has an investment. The Fund may also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

  •
  The nature of the Adviser's businesses and the participation by its employees in creditors' committees, steering committees, or boards of directors of portfolio companies, may result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an "insider" with respect to such companies. The possession of "inside information" or "insider" status with respect to an investment or potential investment by the Adviser or its personnel may restrict the Adviser's ability to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund's results of operations.

  •
  The Fund depends to a significant extent on the Adviser's access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund's investments. The Fund's future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

  •
  The Adviser's relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. The Fund and the Adviser have implemented compliance procedures and practices, including information-sharing policies and procedures, that are designed to ensure that inside information is not used for making investment decisions on the Fund's behalf. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to utilize KKR's global network of resources, due diligence skills, intellectual capital and experience in investing, KKR's information-sharing policies and procedures, as well as certain legal and contractual constraints, could significantly limit the Fund's ability to do so. For example, from time to time KKR's private equity professionals may be in possession of material non-public information with respect to the Fund's investments, and as a result, such professionals will be restricted by KKR's information-sharing policies and procedures or by law or contract from sharing such information with the management team of the Fund, even where the disclosure of such information would be in the best interests of the Fund or would otherwise influence decisions taken by the members of the management team with respect to that investment. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund's results of operations. Conversely, the Adviser may pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR's possession, which information, if reviewed, might otherwise impact the Adviser's judgment with respect to such investments. Accordingly, the investment activities of KKR's other businesses may differ from, or be inconsistent with, the activities that are undertaken for the Fund, and there can be no assurance that the Fund will be able to fully leverage the resources and industry expertise of KKR's other businesses. Additionally, there may be circumstances in which one or more individuals associated with KKR will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

  •
  The 1940 Act limits the Fund's ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser's advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund may not be aligned. As a result of these conflicts and restrictions, the Adviser may be unable to implement the Fund's investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

  •
  The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund's voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund's ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain "joint transactions" involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

  •
  The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

PURCHASES OF SHARES

Purchase Terms

        Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each month. The investor must submit a completed application form five (5) business days before the applicable purchase date. An investor may or may not need to complete and sign an account application when purchasing through a broker-dealer or other financial intermediary, depending on its arrangements with the Fund. Investors should contact their broker-dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Distributor. The Fund generally will not accept new account applications to establish an account with a non-U.S. address (U.S. territories are acceptable) or for a non-resident alien.

        Application forms that are being sent via U.S. mail, express delivery, registered mail or certified mail should be sent to:

  Overnight Mail

  KKR Alternative Corporate Opportunities Fund
  c/o DST Systems, Inc.
  ATTN: 219295
  430 West 7th Street
  Kansas City, MO 64105

  Regular Mail

  KKR Alternative Corporate Opportunities Fund
  c/o DST Systems, Inc.
  P.O. Box 219295
  Kansas City, MO 64121-9295

        All purchases are subject to the receipt of immediately available funds two (2) business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

        Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

        Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

        The minimum initial investment in the Fund from each investor is $25,000, and there is no minimum for additional investments in the Fund. The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers, directors or Trustees of the Fund, the Adviser or their affiliates or associated persons). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder's account balance in the Fund, as a result of repurchase requests by the Shareholder, is less than $5,000.

        Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds or by check. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "KKR Alternative Corporate Opportunities Fund" or as otherwise instructed by the investor's broker-dealer or other financial intermediary. Purchases will be rejected if a payment does not clear the bank. Broker-dealers settling through National Securities Clearing Corporation may settle trades on the third business day following receipt by the Fund of the investor's order. An investor that fails to properly settle a purchase will be responsible for any resulting loss to the Fund. In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted; however, exceptions may be made by prior special arrangements with certain broker-dealers or other financial intermediaries. Cash, checks drawn on credit card accounts, cashier's checks, money orders, travelers checks, and other cash equivalents will not be accepted. If an investor purchases Shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

  Paying for Shares by Wire

        Prior to sending a wire, investors should call (855) 859-3943 to ensure proper credit to their account. Investors should direct their bank to wire funds as follows:

  UMB Bank, N.A.
  ABA# 101000695
  DDA# 9871975908
  Reference: KKR Alternative Corporate Opportunities Fund
  Shareholder Account Name
  Shareholder Account Number

        Heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

        To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

QUARTERLY REPURCHASES OF SHARES

No Right of Redemption

        No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchase Procedures

        The Fund intends to offer to repurchase Shares from Shareholders on a quarterly basis in accordance with written tenders by Shareholders, on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally apply to up to 20% of the net assets of the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day)(the "Repurchase Valuation Date"). Each repurchase offer will generally commence approximately 35 days prior to the Repurchase Valuation Date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

  •
  whether any Shareholders have requested to tender Shares to the Fund;

  •
  the liquidity of the Fund's assets;

  •
  the investment plans and working capital and reserve requirements of the Fund;

  •
  the relative economies of scale of the tenders with respect to the size of the Fund;

  •
  the history of the Fund in repurchasing Shares;

  •
  the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

  •
  any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

  •
  the recommendations of the Adviser.

        The first offer to repurchase Shares from Shareholders is expected to occur on or about March 31, 2013. The determination to repurchase Shares is within the Board's discretion, and there are no assurances that the Board will continue to conduct quarterly repurchases.

        The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund's NAV per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

        Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares (other than as described below).

        Certain repurchase requests may require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if the Shareholder's address of record has changed in the last 30 days, if the Shareholder wishes for the proceeds to be sent to a bank other than the bank of record on the account, or if the Shareholder asks that the proceeds be sent to a different person or address. Shareholders should note that a notary public is not an acceptable provider of a signature guarantee and that the Shareholder must provide the original guarantee. Signature guarantees are for the protection of Shareholders. Before the Fund grants a repurchase request, the Fund may require a Shareholder to furnish additional legal documents to ensure proper authorization. Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. Investors should contact Shareholder Services at (855) 859-3943 for more information. The Fund participates in the Paperless Legal Program. Repurchase requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

        Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs—i.e., the accrued Management Fee for the month in which Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund shares.

        A Shareholder who tenders for repurchase of such Shareholder's Shares during the first year following such Shareholder's initial purchase will be subject to a fee of 2.00% of the value of the Shares repurchased by the Fund, payable to the Fund (an "Early Repurchase Charge"). The Board may, in certain limited instances where the Board has determined that the remaining Shareholders will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Charge. Any such waiver does not imply that the Early Repurchase Charge will be waived at any time in the future or that such Early Repurchase Charge will be waived for any other Shareholder.

        Each repurchase offer will generally commence approximately 35 days prior to the applicable Repurchase Valuation Date. A Shareholder choosing to tender Shares for repurchase must do so by the applicable deadline, which generally will be five (5) days before the Repurchase Valuation Date. Shares will be valued as of the Repurchase Valuation Date, which is generally expected to be March 31, June 30, September 30 or December 31 (or, if such day is not a business day, as of the immediately preceding business day). Tenders will be revocable upon written notice to the Fund up to five (5) days prior to the Repurchase Valuation Date (such deadline for revocation being the "Expiration Date"). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

        Promptly after the Expiration Date, the Fund will pay to each Shareholder whose Shares have been accepted for repurchase an amount in cash equal to the value, determined as of the Repurchase Valuation Date, of the repurchased Shares. The payment will generally be made within 30 days after the Repurchase Valuation Date.

        During periods of market turmoil or other adverse conditions (such as those experienced during 2008-2009), the Fund may not be able to liquidate its holdings in order to meet repurchase requests. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its holdings in a timely manner.

        Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

        A Shareholder tendering for repurchase only a portion of the Shareholder's Shares will be required to maintain an account balance of at least $5,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder's account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder's Shares at any time if the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

        The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

  •
  the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder;

  •
  ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

  •
  continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

  •
  any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

  •
  with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

  •
  it would be in the best interests of the Fund for the Fund to repurchase the Shares.

        In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

VOTING

        Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAX ASPECTS

        The following is a description of the material U.S. federal income tax consequences of owning and disposing of Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder's particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including "individual retirement accounts" or "Roth IRAs." Unless otherwise noted, the following discussion only applies to a Shareholder that holds Shares as a capital asset (generally, for investment) and is a U.S. shareholder. A "U.S. shareholder" is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. A "non-U.S. shareholder" generally is a beneficial owner of Shares who is not a U.S. shareholder or a partnership or other entity treated as a partnership for U.S. federal income tax purposes. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or foreign tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled "Tax Matters."

        The Fund intends to elect to be treated as, and to qualify in each taxable year as, a RIC under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain source-of-income, asset diversification and annual distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions (including amounts that are reinvested pursuant to the DRIP). If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's taxable year) and (iii) any such undistributed income from the prior year. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. The Fund reserves the right to pay the excise tax when circumstances warrant.

        To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund's gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in "qualified publicly traded partnerships" (such income, "Qualifying RIC Income") and (ii) the Fund's holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships." The Fund's share of income derived from a partnership other than a "qualified publicly traded partnership" will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A "qualified publicly traded partnership" is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

        There may be uncertainty as to the appropriate treatment of certain of the Fund's investments for U.S. federal income tax purposes. In particular, the Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

        Distributions of the Fund's ordinary income and net short-term capital gains will generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned Shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder's basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder's basis in its Shares, the excess will be treated as gain from a sale or exchange of the Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Shares pursuant to the DRIP.

        For taxable years beginning before January 1, 2013 (if not extended further by Congress), distributions made to a non-corporate shareholder out of "qualified dividend income," if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares. Given the Fund's investment strategy, it is not expected that a significant portion of the distributions made by the Fund will qualify for this favorable treatment or be eligible for the corporate dividends-received deduction.

        It is expected that a very substantial portion of the Fund's income will consist of ordinary income. For example, interest and OID derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with "market discount" (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund's investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders.

        Dividends and other distributions paid by the Fund are generally treated as received by a Shareholder at the time the dividend or distribution is made. However, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund's Shareholders on December 31 of the year in which the dividend was declared.

        If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A Shareholder may recognize a capital gain or loss on the sale or other disposition of Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Shareholder's adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term gain or loss if the Shareholder's holding period for such Shares is more than one year. Under current law, long-term capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including pursuant to the DRIP) Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

        The repurchase or transfer of the Fund's Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.

        For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. person's "net investment income" for the relevant taxable year and (b) the excess of the U.S. person's modified gross income for the taxable year over certain threshold amounts (which in the case of individuals will be between $125,000 and $250,000, depending on the individual's circumstances). A U.S. person's net investment income will generally include its gross dividend income, including distributions of capital gains and its net gains from the disposition of shares. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in shares of the Fund.

        The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders that hold their shares in the Fund through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

  Backup Withholding

        The Fund may be required to backup withhold on taxable dividend and certain other payments to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Shareholders should be sure to provide this information when they complete the new account application. Backup withholding is not an additional tax. Any amount withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Shareholders.

  Non-U.S. Shareholders

        If a Shareholder is a non-U.S. shareholder whose ownership of Shares is not "effectively connected" with a U.S. trade or business, dividends of investment company taxable income distributed to such non-U.S. shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. shareholder will generally not be subject to U.S. withholding tax. For a discussion of the tax consequences of the ownership of Shares by a non-U.S. shareholder whose ownership of Shares is "effectively connected" with a U.S. trade or business, please see the discussion in the SAI under "Tax Matters—Non-U.S. Shareholders."

        For taxable years beginning before January 1, 2012, properly designated dividends received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). Legislation has been proposed that would extend this exemption to taxable years beginning before January 1, 2013, but there can be no assurance as to whether or not this legislation will be enacted. Thus, an investment in the shares of the Fund by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

        Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

        Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

  Alternative Minimum Tax

        As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

        The discussions set forth herein and in the SAI do not constitute tax advice, and shareholders are urged to consult their own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences of investing in the Fund.

 ERISA CONSIDERATIONS

        Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the Fund relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

        The Board will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

        Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

        The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA of the acquisition and ownership of Shares.

PLAN OF DISTRIBUTION

        The Fund is offering on a continuous basis $1,000,000,000 in Shares. Shares will be offered during an initial public offering period (until the Initial Closing Date) at an initial offering price of $10.00 per share and in a continuous offering at the Fund's then current NAV per Share. The Distributor, whose principal business address is at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. Investors purchasing Shares in the Fund will not be charged a sales load. The Distributor is not obligated to buy any Shares from the Fund. The Fund will reimburse the Distributor for its out-of-pocket expenses incurred in connection with FINRA's review of the Fund's advertising and marketing materials. The maximum amount of such expense reimbursement is $5,000. There is no minimum aggregate amount of Shares required to be purchased by all investors as a whole in the initial public offering. No arrangements have been made to place funds received in connection with the Shares' offering in an escrow, trust or similar arrangement other than the account with the DST Systems, Inc., as the Fund's transfer agent (the "Transfer Agent"), as set forth below. The Transfer Agent's principal offices are located at 430 West 7th Street, Kansas City, MO 64105.

        Shares may be purchased through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by such RIA. Shares are not available in certificated form.

        Generally, the minimum required initial purchase by each investor is $25,000. Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's account will be debited for the purchase amount, which will be deposited into an account with the Transfer Agent. See "Purchases of Shares—Purchase Terms."

        The Initial Closing Date for subscriptions for Shares is currently anticipated to be on or about January 2, 2013. Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share. See "Purchases of Shares."

 DISTRIBUTION POLICY

        Dividends will generally be paid at least quarterly on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. There can be no assurance the Fund will have substantial income or pay dividends.

        It is anticipated that a very substantial portion of the Fund's income will consist of ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

Automatic Dividend Reinvestment Plan

        Pursuant to the DRIP, Shareholders whose Shares are registered in their own name may "opt-in" to the DRIP and elect to reinvest all or a portion of income dividends and/or capital gains distributions automatically reinvested in additional Shares by providing the required enrollment notice to the DRIP administrator. Shareholders whose Shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee, or if the broker or the nominee permits participation in the DRIP. Shareholders whose Shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

        When the Fund declares a distribution, Shareholders who are participants in the DRIP receive the equivalent of the amount of the distribution in Shares. A Shareholder may elect to:

  •
  reinvest both dividends and capital gain distributions;

  •
  receive dividends in cash and reinvest capital gain distributions; or

  •
  receive both dividends and capital gain distributions in cash.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The DRIP administrator maintains all Shareholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by Shareholders for personal and tax records. Shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each Shareholder's proxy (if any) includes Shares purchased pursuant to the DRIP.

        Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRIP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder's account.

        The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to the Dividend Disbursing Agent, DST Systems, Inc., by telephone, (855) 859-3943, or in writing to DST Systems, Inc., P.O. Box 219284, Kansas City, MO 64121-9284.

 ADDITIONAL INFORMATION ABOUT THE FUND

        Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

INQUIRIES

        Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

  Investor Services
  KKR Alternative Corporate Opportunities Fund
  c/o SEI Investments Global Funds Services
  One Freedom Valley Drive, Oaks, PA 19456
  Telephone: (855) 859-3943
  Website: www.kkrfunds.kkr.com

        Inquiries may also be directed to the Fund by e-mail to: investing@kkr.com